[LOGO] M F S(SM)                                               Semiannual Report
INVESTMENT MANAGEMENT                                          November 30, 1997



MFS(R) INTERNATIONAL GROWTH FUND
(formerly MFS(R)/Foreign & Colonial International Growth Fund)





[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Portfolio Manager's Overview ..............................................  2
Portfolio Manager's Profile ...............................................  4
Fund Facts ................................................................  5
Performance Summary .......................................................  5
Portfolio Concentration ...................................................  7
Portfolio of Investments ..................................................  8
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Trustees and Officers ..................................................... 29

   HIGHLIGHTS

   o FOR THE SIX MONTHS ENDED NOVEMBER 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF -4.85%, CLASS B SHARES -5.05%, CLASS C SHARES -5.07%, AND CLASS I SHARES -4.60%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o WHILE FINANCIAL SERVICES IS THE FUND'S LARGEST WEIGHTING, IT IS BELOW THE WEIGHTING OF THE FUND'S BENCHMARK DUE TO OUR LACK OF EXPOSURE TO JAPANESE FINANCIAL SERVICES COMPANIES.

   o IN THE UTILITIES AND COMMUNICATIONS SECTOR, OUR BIAS HAS BEEN TOWARD CELLULAR AND SMALLER-MARKET PHONE COMPANIES AND AWAY FROM THE TRADITIONAL WIRE-LINE PHONE COMPANIES AND ESTABLISHED ELECTRIC UTILITIES.

   o ALTHOUGH EMERGING MARKETS HAVE SEEN EXTREME VOLATILITY, PRIMARILY BECAUSE OF TURMOIL IN ASIA, THE PORTION OF THE FUND DEDICATED TO EMERGING MARKETS HAS PERFORMED WELL DUE TO OVERWEIGHTINGS IN LATIN AMERICA AND EASTERN EUROPE AND AN UNDERWEIGHTING IN SOUTHEAST ASIA.

NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's willingness to raise interest rates.

The extreme volatility seen in the U.S. equity market in October was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
Chairman and President

December 15, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of David R. Mannheim]

     David R. Mannheim

Dear Shareholders:

For the six months ended November 30, 1997, Class A shares of the Fund provided a total return of -4.85%, Class B shares -5.05%, Class C shares -5.07%, and Class I shares -4.60%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a -4.14% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged index of common stocks which measures the performance of 19 developed-country-global stock markets.

Since early September, the Fund has been managed in two parts. Roughly 80% of the Fund is invested in developed international markets and is managed by MFS, while approximately 20% is invested in emerging markets and is managed by the emerging markets team of Foreign & Colonial Management, Ltd. As of November 30, 1997, 78% of the Fund's assets were invested in developed markets, 19% in emerging markets, and 3% in cash.

Developed Markets
In the developed markets, a bottom-up approach to stock selection is used, as opposed to top-down country allocations. Therefore, the Fund's developed-market country weightings are simply a byproduct of where the companies we believe offer the most attractive returns are headquartered. Emphasis is placed on high-quality companies that are industry leaders and that we believe will generate above-average earnings growth regardless of the state of the global economy.

At the end of November, 64% of developed-market assets were invested in Europe, 28% in Asia/Pacific, and 8% in the Americas. This compares to the MSCI EAFE Index which, as of October 31, 1997, allocated 64% to Europe, 36% to Asia/Pacific, and 0% to the Americas. Our three largest individual country exposures were the United Kingdom, with 21% of assets; Japan, with 20%; and the Netherlands, with 7%.

The Fund's three largest industry sector weightings are financial services, with 15.5% of assets; utilities and communications, with 13.3%; and technology, with 7.7%. While financial services is the largest weighting, it is below the 24% weighting in the MSCI EAFE Index due to our lack of exposure to Japanese financial services companies. Of the Fund's 15.5% weighting, banks account for 9%, insurance companies for 5%, and other financial services companies for 1.5%. Within utilities and communications, our bias has been toward cellular and smaller-market phone companies and away from the traditional wire-line phone companies and established electric utilities. The Fund's technology weighting is almost exclusively within Japan, representing over 40% of our holdings in that country and including names such as Sony, Canon, and TDK.

In general, the Fund has little exposure to cyclical industries like commodity papers, chemicals, and metals. We believe companies that can be characterized as steady earners currently offer the most attractive growth prospects relative to their valuation levels. Several of the Fund's larger holdings that would fall into this category include British Aerospace, an aerospace and defense contractor; Henkel, a German consumer products company; Akzo Nobel, a Dutch chemical company; and QBE Insurance, an Australian insurance company.

Emerging Markets
After a strong start this year in the emerging markets, the past six months have seen extreme volatility, primarily due to the turmoil in Southeast Asia. The portion of the Fund dedicated to emerging markets has performed well relative to the MSCI Emerging Markets Free Index due to overweightings in Latin America and Eastern Europe and an underweighting in Southeast Asia.

Foreign & Colonial continues to be positive on the Latin American region, which represents 46% of its holdings. The largest individual country exposure remains Brazil, at 16%. While recent interest-rate hikes and currency fears have led to a market decline, Foreign & Colonial's managers believe the accelerated reforms taking place in Brazil and low valuation levels produce an attractive medium-term outlook. The overall weighting in the Asia/Pacific region (16%) has been cut almost in half, with exposure to only Hong Kong/ China and India. Incrementally, that money has been shifted into Eastern Europe, Africa, and the Middle East, which among them now represent 38% of the Fund's emerging market holdings. Favored markets there are Hungary, Portugal, and Egypt.

Outlook
Our overall outlook for 1998 is one of moderation. We expect global inflation to remain low. The currency crisis in Southeast Asia should slow growth in that region and result in excess capacity for the next two to three years, which could have a spillover effect on the rest of the world. This means that inflation and interest rates should stay low, supporting current valuation levels. While earnings growth is likely to slow in most major markets, including the United States, growth could actually accelerate in a number of continental European countries. Given lower valuation levels in Europe, this anticipated growth acceleration has provided us with incrementally better opportunities there. In Japan, while valuation levels have come down (the market is now 20% cheaper than the United States based upon cash flow and on a par with Europe), the problem remains a lack of growth.

In the emerging markets, it is difficult to predict an end to recent volatility. However, with valuations back to levels last seen in 1994, there are a number of individual markets that we believe should do well in 1998. We feel the long-term case for emerging markets remains intact.

Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   DAVID R. MANNHEIM JOINED MFS IN 1988 AS A RESEARCH SPECIALIST AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT --
   INVESTMENTS IN 1991, VICE PRESIDENT -- INVESTMENTS IN 1992, AND SENIOR VICE PRESIDENT IN 1997. A GRADUATE OF AMHERST COLLEGE AND THE
   MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, HE HAS MANAGED MFS(R) INTERNATIONAL GROWTH FUND SINCE SEPTEMBER 1997.

FUND FACTS

   NOTE: THE FUND CHANGED ITS NAME FROM MFS(R)/FOREIGN & COLONIAL
         INTERNATIONAL GROWTH FUND TO MFS INTERNATIONAL GROWTH FUND AS OF SEPTEMBER 8, 1997.

  OBJECTIVE:                  THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CAPITAL
                              APPRECIATION.

  COMMENCEMENT OF INVESTMENT OPERATIONS:  OCTOBER 24, 1995

  CLASS INCEPTION:            CLASS A     OCTOBER 24, 1995
                              CLASS B     OCTOBER 24, 1995
                              CLASS C     JULY 1, 1996
                              CLASS I     JANUARY 2, 1997

  SIZE:                       $115.4 MILLION NET ASSETS AS OF NOVEMBER 30, 1997

PERFORMANCE SUMMARY

Because mutual funds like MFS International Growth Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF NOVEMBER 30, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                              6 Months           1 Year         Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return         -4.85%           +0.55%               +8.30%
-------------------------------------------------------------------------------
Average Annual Total Return       --             +0.55%               +3.86%
-------------------------------------------------------------------------------
SEC Results                       --             -4.26%               +1.47%
-------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                              6 Months           1 Year         Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return         -5.05%           +0.09%               +7.09%
-------------------------------------------------------------------------------
Average Annual Total Return       --             +0.09%               +3.31%
-------------------------------------------------------------------------------
SEC Results                       --             -3.89%               +1.93%
-------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                              6 Months           1 Year         Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return         -5.07%           +0.14%               +7.35%
-------------------------------------------------------------------------------
Average Annual Total Return       --             +0.14%               +3.43%
-------------------------------------------------------------------------------
SEC Results                       --             -0.85%               +3.43%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                              6 Months           1 Year         Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return         -4.60%           +0.98%               +8.76%
-------------------------------------------------------------------------------
Average Annual Total Return       --             +0.98%               +4.07%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, October 24, 1995, through November 30, 1997.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the inception of Class C shares. Operating expenses attributable to Class C shares are not significantly different than those of Class B shares. The Class B share performance included within the Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1997

TOP 10 HOLDINGS (BEGINNING WITH LARGEST POSITION IN PORTFOLIO)

CANADIAN NATIONAL RAILWAY CO.          POWERGEN PLC
Canadian railway/transportation        British electric utility
  company
                                       UNION DES ASSURANCES FEDERALES S.A.
BRITISH AEROSPACE PLC                  French insurance provider
British defense and aircraft company
                                       SONY CORP.
ASDA GROUP PLC                         Japanese electronics and entertainment
British food retailer                    company

HENKEL KGAA                            CIBA SPECIALTY AG
German consumer products company       Swiss chemical manufacturer

AKZO NOBEL N.V.                        BRITISH PETROLEUM PLC
Diversified Dutch chemical company     British oil exploration and production
                                         company

LARGEST SECTORS

Other Sectors                                             40.3%
Financial Services                                        15.5%
Miscellaneous                                             15.2%
  (Conglomerates, special products/services)
Utilities and Communications                              13.3%
Energy                                                     8.0%
Technology                                                 7.7%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS (Unaudited) - November 30, 1997

Stocks - 97.5%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
Argentina - 0.9%
  Banco de Galicia y Buenos Aires S.A. de C.V., ADR
    (Banks and Credit Cos.)                                               5,137           $    120,719
  Banco Rio De La Plata S.A., ADR (Banks and Credit
    Cos.)*                                                                2,500                 31,406
  Perez Companc S.A. (Oils)                                              20,159                143,993
  Siderar S.A.I.C., ADR (Steel)##                                         1,740                 57,855
  Telecom S.A., ADR (Telecommunications)                                  5,700                174,919
  Telefonica de Argentina, ADR (Utilities - Telephone)                    3,850                127,291
  Transportadora de Gas del Sur S.A., ADR (Pipelines)                     6,400                 68,400
  YPF Sociedad Anonima, ADR (Oils)                                        8,050                270,178
                                                                                          ------------
                                                                                          $    994,761
------------------------------------------------------------------------------------------------------
Australia - 1.6%
  QBE Insurance Group Ltd. (Insurance)                                  422,500           $  1,866,120
------------------------------------------------------------------------------------------------------
Austria - 0.3%
  Austria Tabak AG (Consumer Goods and Services)*                         8,900           $    401,709
------------------------------------------------------------------------------------------------------
Brazil - 2.9%
  Aracruz Celulose S.A. (Paper Products)*                                42,000           $     59,827
  Centrais Eletricas Brasile, ADR (Utilities - Electric)                 26,665                622,628
  Companhia Energetica de Sao Paulo, Preferred
    (Utilities - Electric)                                            1,590,000                103,926
  Companhia Energetica S.A., ADR (Utilities - Electric)                   4,650                227,850
  Companhia Paranaense de Energia - COPEL, Preferred "B"
    (Electrical)*                                                        13,900                206,771
  Itausa Investimentos Itau S.A. (Conglomerate)                         200,000                129,823
  Petroleo Brasileiro S.A., Preferred (Oils)                          2,910,000                637,514
  Telecomunicacoes Brasileiras S.A., ADR
    (Telecommunications)                                                 12,900              1,346,437
                                                                                          ------------
                                                                                          $  3,334,776
------------------------------------------------------------------------------------------------------
Canada - 3.1%
  Canadian National Railway Co. (Railroads)                              58,000           $  2,997,875
  Legacy Hotel Real Estate Investment Trust (Real Estate)*##             68,500                476,486
  Super Sol Ltd. (Supermarkets)                                          32,500                 91,774
                                                                                          ------------
                                                                                          $  3,566,135
------------------------------------------------------------------------------------------------------
Chile - 2.1%
  Banco Santander Chile, ADR, "A" (Banks and Credit Cos.)                12,460           $    193,130
  Chilectra S.A., ADR (Utilities - Electric)                             52,000              1,300,832
  Chilgener S.A. (Utilities - Electric)                                   4,410                110,250
  Compania de Telecom de Chile, ADR (Utilities - Telephone)              12,327                333,600
  Distribucion Y Servicio D & S S.A., ADR (Supermarkets)*                 4,995                 87,100
  Enersis S.A., ADR (Utilities - Electric)                                8,216                245,453
  Laboratorio Chile S.A., ADR (Medical and Health
    Technology Services)                                                  4,513                 96,465
  Santa Isabel S.A., ADR (Stores)##+                                      1,106                 20,254
                                                                                          ------------
                                                                                          $  2,387,084
------------------------------------------------------------------------------------------------------
China - 0.3%
  Huaneng Power International, Inc., ADR (Utilities -
    Electric)*                                                           10,200           $    224,400
  Qingling Motors Co., "H" (Automotive)*                                154,000                 82,182
                                                                                          ------------
                                                                                          $    306,582
------------------------------------------------------------------------------------------------------
Colombia - 0.5%
  Banco Ganadero S.A., ADR, "B" (Banks and Credit Cos.)                   3,550           $    135,344
  Banco Industrial Colombiano, ADR (Banks and Credit Cos.)               13,650                197,925
  Cementos Diamante S.A., ADR, "B" (Construction)##                      15,009                202,621
                                                                                          ------------
                                                                                          $    535,890
------------------------------------------------------------------------------------------------------
Egypt - 1.1%
  Ahram Beverage Co. (Beverages)*##                                       5,845           $    170,966
  Commercial International Bank, GDR (Banks and
    Credit Cos.)##                                                       12,611                252,220
  Egyptian International Pharmaceutical Industries Co.
    (Pharmaceuticals)*                                                    1,800                122,715
  Madinet Nasar City (Housing Development)*                               2,050                138,554
  North Cairo Mills (Food Products)*                                      3,140                106,112
  Suez Cement Co., GDR (Building Materials)##                            12,898                256,026
  Torah for Cement (Construction)                                        10,500                265,663
                                                                                          ------------
                                                                                          $  1,312,256
------------------------------------------------------------------------------------------------------
Finland - 1.8%
  Huhtamaki Oy Group (Conglomerate)                                      21,500           $    919,682
  TT Tieto Oy (Computer Software - Systems)                              11,300              1,197,820
                                                                                          ------------
                                                                                          $  2,117,502
------------------------------------------------------------------------------------------------------
France - 4.5%
  Elf Aquitaine S.A. (Oils)                                               7,230           $    838,917
  TOTAL SA, "B" (Oils)                                                    8,900                934,700
  TV Francaise (Broadcasting)                                            14,400              1,270,839
  Union des Assurances Federales S.A. (Insurance)                        18,000              2,173,965
                                                                                          ------------
                                                                                          $  5,218,421
------------------------------------------------------------------------------------------------------
Germany - 5.1%
  adidas AG (Apparel and Textiles)                                        9,300           $  1,310,119
  Henkel Kgaa (Chemicals)                                                42,000              2,580,952
  Pfleiderer AG (Construction)*                                          14,700                258,333
  Volkswagen AG (Automotive)                                              1,100                623,583
  Wella AG (Cosmetics)*                                                   1,600              1,151,928
                                                                                          ------------
                                                                                          $  5,924,915
------------------------------------------------------------------------------------------------------
Greece
  Attica Enterprises S.A., GDR (Transportation)                           4,425           $     47,592
------------------------------------------------------------------------------------------------------
Hong Kong - 2.4%
  Beijing Enterprise (Consumer Goods and Services)*                      20,000           $     52,653
  Cheung Kong Holdings Ltd. (Real Estate)                                43,000                303,177
  China Resources Enterprises (Real Estate Investment Trust)             34,000                 73,236
  Citic Pacific Ltd. (Conglomerate)                                      19,000                 75,707
  Hong Kong & China Gas Ltd. (Gas)                                       36,000                 64,737
  HSBC Holdings PLC (Finance)*                                            5,935                143,196
  Hysan Development Co. (Real Estate)                                    28,000                 56,146
  Li & Fung Ltd. (Wholesale)                                             52,000                 69,963
  New World Development Co. (Real Estate)                                52,000                192,735
  Peregrine Investment Holdings (Finance)                               315,000                309,711
  Swire Pacific Air Ltd., "A" (Transportation)                           27,500                137,681
  Wharf Holdings Ltd. (Real Estate)                                     170,000                346,387
  Wing Hang Bank Ltd. (Banks and Credit Cos.)                           358,000                933,232
                                                                                          ------------
                                                                                          $  2,758,561
------------------------------------------------------------------------------------------------------
Hungary - 1.6%
  BorsodChem Rt. (Chemicals)*                                             1,950           $     54,262
  Graboplast Rt. (Apparel and Textiles)                                   2,884                143,079
  Magyar Tavkozlesi Rt. (Telecommunications)*                            36,650                742,163
  Magyar Olaj-es Gazipari Rt. (Oils)##                                    8,900                184,675
  Pannonplast Rt. (Chemicals)*                                            2,390                 98,859
  Richter Gedeon Rt. (Pharmaceuticals)*                                   6,400                604,863
                                                                                          ------------
                                                                                          $  1,827,901
------------------------------------------------------------------------------------------------------
India - 1.5%
  Bajaj Auto Ltd. (Automotive)                                              375           $      5,932
  EIH Ltd. (Restaurants and Lodging)                                     18,000                189,000
  Hindustan Lever Ltd. (Consumer Goods and Services)                      7,850                283,620
  Hindustan Petroleum Corp. Ltd. (Oil and Gas)                           15,200                187,335
  Industrial Development Bank of India Ltd. (Banks and
    Credit Cos.)                                                         71,400                155,782
  Mahanagar Telephone Nigam Ltd. (Telecommunications)                    41,000                243,870
  State Bank Of India (Banks and Credit Cos.)                            39,550                226,000
  Tata Engineering and Locomotive Co. Ltd. (Automotive)                     800                  6,525
  Tata Steel Co. (Steel)                                                 44,000                148,571
  Videsh Sanchar Nigam Ltd., GDR (Telecommunications)*##                 18,655                242,515
                                                                                          ------------
                                                                                          $  1,689,150
------------------------------------------------------------------------------------------------------
Indonesia - 1.1%
  Gulf Indonesia Resources Ltd. (Oil Services)*                           8,700           $    196,294
  PT Indosat (Telecommunications)                                       228,000                519,037
  PT Indosat, ADR (Telecommunications)                                   24,200                541,475
                                                                                          ------------
                                                                                          $  1,256,806
------------------------------------------------------------------------------------------------------
Ireland - 1.4%
  Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*                   972,000           $  1,604,112
------------------------------------------------------------------------------------------------------
Israel - 0.3%
  ECI Telecom Ltd. (Telecommunications)                                   1,645           $     44,723
  ICL Israel Chemical (Chemicals)                                        90,000                119,249
  Tadiran Telecommunications Ltd. (Telecommunications)*                   2,501                 51,583
  Teva Pharmaceutical Industries Ltd., ADR
    (Pharmaceuticals)                                                     3,800                188,100
                                                                                          ------------
                                                                                          $    403,655
------------------------------------------------------------------------------------------------------
Italy - 1.6%
  ERG S.p.A. (Oils)*                                                    173,000           $    656,335
  Instituto Nazionale delle Assicurazioni (Insurance)                   232,200                404,516
  Telecom Italia Mobile S.p.A. (Telecommunications)                     203,180                822,574
                                                                                          ------------
                                                                                          $  1,883,425
------------------------------------------------------------------------------------------------------
Japan - 15.4%
  Canon, Inc. (Office Equipment)                                         74,000           $  1,785,927
  DDI Corp. (Telecommunications)                                            166                507,287
  Eisai Co. Ltd. (Pharmaceuticals)*                                      73,000              1,063,940
  Fuji Photo Film Co. (Photographic Products)                            30,000              1,078,985
  Kinki Coca-Cola Bottling Co. (Beverages)                               33,000                354,255
  Kirin Beverage Corp. (Beverages)*                                      59,000                892,258
  Nippon Broadcasting (Broadcasting)                                     15,000                752,233
  Nitto Denko Corp. (Industrial Goods and Services)                      74,000              1,351,042
  NTT Data Communications Systems Co. (Telecommunications)                   10                485,817
  Osaka Sanso Kogyo Ltd. (Chemicals)                                    180,000                267,983
  Rohm Co. (Electronics)                                                 11,000              1,086,037
  Sankyo Co. Ltd. (Pharmaceuticals)                                      40,000              1,275,662
  Sony Corp. (Electronics)                                               25,000              2,135,245
  Takeda Chemical Industries (Pharmaceuticals)*                          58,000              1,695,189
  TDK Corp. (Electronics)                                                13,000              1,059,395
  Tokyo Broadcasting System, Inc. (Broadcasting)*                        72,000              1,094,499
  Ushio, Inc. (Electronics)                                              95,000                930,497
                                                                                          ------------
                                                                                          $ 17,816,251
------------------------------------------------------------------------------------------------------
Malaysia - 1.4%
  New Straits Times Press Berhad (Printing and Publishing)               62,000           $     68,722
  Petronas Gas Berhad (Oil and Gas)*##                                  178,000                439,851
  Tanjong PLC (Entertainment)                                           713,000              1,069,347
                                                                                          ------------
                                                                                          $  1,577,920
------------------------------------------------------------------------------------------------------
Mexico - 2.9%
  Apasco S.A. (Building Materials)                                       18,000           $    106,573
  Cemex S.A. (Construction)                                              59,000                255,427
  Cifra S.A. de C.V., "A" (Retail)                                       66,600                129,951
  Cifra S.A. de C.V., "B" (Retail)                                       10,633                 22,822
  Corporacion GEO, S.A. de C.V., "B" (Real Estate)*                      10,000                 60,975
  Desc S.A. de C.V., "B" (Conglomerate)                                  20,000                189,512
  Fomento Economico Mexicano S.A., "B" (Beverages)                       14,950                123,429
  Gruma S.A. (Food Products)*                                            27,666                112,857
  Grupo Carso, "A1" (Conglomerate)                                       53,800                355,605
  Grupo Financiero Banamex, "B" (Finance)                                55,000                120,732
  Grupo Modelo S.A. de C.V. (Brewery)                                    14,400                120,293
  Grupo Television S.A. de C.V., GDR (Entertainment)*                     6,800                251,600
  Hylsamex S.A. de C.V., "B" (Steel)*                                    26,000                168,049
  Organiz Soriana, "B" (Real Estate)*                                    43,000                159,415
  Sanluis Corporacion S.A. de C.V. (Conglomerate)                        17,600                133,073
  Telefonos de Mexico S.A. (Utilities - Telephone)                      246,000                618,000
  TV Azteca, S.A. de C.V., ADR (Broadcasting)*                           18,000                372,375
                                                                                          ------------
                                                                                          $  3,300,688
------------------------------------------------------------------------------------------------------
Morocco - 0.5%
  Banque Marocaine de Commerce (Banks and Credit Cos.)##                  5,300           $    100,700
  Brasserica du Maroc (Consumer Goods and Services)*                        530                114,038
  Credit Eqdom (Financial Institutions)*                                    750                 89,304
  Omnium Nord Africain S.A. (Conglomerate)*                               1,500                133,173
  Societe Nationale d'Investissement (Conglomerate)*                      1,350                118,446
                                                                                          ------------
                                                                                          $    555,661
------------------------------------------------------------------------------------------------------
Netherlands - 6.2%
  Akzo Nobel N.V. (Chemicals)                                            14,000           $  2,462,715
  Benckiser (Consumer Goods and Services)*                               14,200                498,722
  IHC Caland N.V. (Transportation)                                       12,700                676,728
  Koninklijke Ten Cate (Conglomerate)                                    34,800              1,076,884
  Royal Dutch Petroleum Co. (Oils)                                       27,400              1,426,940
  Vendex International N.V. (Retail)                                     19,000                992,352
                                                                                          ------------
                                                                                          $  7,134,341
------------------------------------------------------------------------------------------------------
Peru - 1.6%
  Alicorp S.A. (Consumer Goods and Services)*                           116,000           $     88,706
  Compania de Minas Buenaventura S.A. (Mining)                           22,057                136,234
  CPT Telefonica del Peru S.A., "B" (Utilities - Telephone)             200,580                417,383
  Credicorp Ltd. Holdings Co. (Conglomerate)                             11,828                215,861
  Luz del Sur S.A. (Utilities - Electric)*                              153,600                189,177
  Telefonica del Peru S.A., ADR (Telecommunications)                     36,500                766,500
                                                                                          ------------
                                                                                          $  1,813,861
------------------------------------------------------------------------------------------------------
Poland - 0.7%
  Agros Holdings S.A. (Consumer Goods and Services)                       6,100           $    108,713
  Bank Handlowy Warszawie S.A., GDR (Banks and
    Credit Cos.)*##                                                      10,330                113,630
  Bank Handlowy Warszawie S.A. (Banks and Credit Cos.)*+                  3,570                 41,911
  Bank Slaski S.A. w Katowicach (Banks and Credit Cos.)                   1,510                 76,888
  Bydgoska Fabryka Kabli S.A. (Electrical Equipment)*                    12,426                100,181
  Elektrim Spolka Akcyjna S.A. (Electrical Equipment)                    30,140                289,890
  Exbud S.A. (Construction)                                               7,400                 62,801
  KGHM Polska Miedz S.A., GDR (Metals and Minerals)*##                    8,700                 69,600
                                                                                          ------------
                                                                                          $    863,614
------------------------------------------------------------------------------------------------------
Portugal - 4.5%
  Banco Espirito Santo e Comercial de Lisboa S.A.
    (Banks and Credit Cos.)                                              42,900           $  1,207,240
  Banco Totta E Acores (Banks and Credit Cos.)                           71,400              1,347,693
  Cimentos de Portugal S.A. (Building Materials)                          7,726                195,756
  Mota e Companhia S.A. (Construction)*                                   4,700                 74,337
  Portugal Telecom S.A. (Utilities - Telephone)                          16,700                769,500
  Sonae Investimentos-Sociedade Gestora de Participacoes
    Sociais, S.A. (Finance)                                               3,400                127,125
  Telecel - Comunicacaoes Pessoais S.A. (Telecommunications)*            16,600              1,520,568
                                                                                          ------------
                                                                                          $  5,242,219
------------------------------------------------------------------------------------------------------
Russia - 0.9%
  Lukoil Oil Co., ADR (Oils)*                                             9,650           $    773,206
  Rostelecom (Telecommunications)*##                                          8                210,000
                                                                                          ------------
                                                                                          $    983,206
------------------------------------------------------------------------------------------------------
Singapore - 1.4%
  Hong Leong Finance Ltd. (Finance)+                                    320,000           $    446,511
  Mandarin Oriental International Ltd. (Restaurants and
    Lodgings)                                                           688,000                481,600
  Overseas Union Bank (Finance)*                                        164,000                644,249
                                                                                          ------------
                                                                                          $  1,572,360
------------------------------------------------------------------------------------------------------
South Africa - 1.0%
  Dimension Data Holdings Ltd. (Financial Institutions)*                 31,210           $    134,858
  JD Group Ltd. (Stores)*                                                 8,600                 59,103
  Liberty Life Association of Africa Ltd. (Insurance)                     9,350                236,636
  Nedcor Ltd. (Banks and Credit Cos.)*                                    8,939                202,323
  Real Africa Holdings Ltd. (Conglomerate)*                              25,400                 52,263
  Sasol Ltd. (Oils)*                                                     14,200                143,023
  South African Breweries Ltd. (Brewery)*                                11,050                270,566
                                                                                          ------------
                                                                                          $  1,098,772
------------------------------------------------------------------------------------------------------
Spain - 2.1%
  Acerinox S.A. (Iron and Steel)                                          7,200           $  1,124,925
  Repsol S.A. (Oils)                                                     31,000              1,340,776
                                                                                          ------------
                                                                                          $  2,465,701
------------------------------------------------------------------------------------------------------
Sweden - 4.3%
  Astra AB (Pharmaceuticals)                                            110,000           $  1,838,083
  Skandia Forsakrings AB (Insurance)                                     29,000              1,528,886
  Sparbanken Sverige AB, "A" (Banks and Credit Cos.)                     63,000              1,603,562
                                                                                          ------------
                                                                                          $  4,970,531
------------------------------------------------------------------------------------------------------
Switzerland - 3.1%
  Ciba Specialty AG (Chemicals)*                                         18,900           $  2,011,273
  Novartis AG (Pharmaceuticals)                                             980              1,565,526
                                                                                          ------------
                                                                                          $  3,576,799
------------------------------------------------------------------------------------------------------
United Kingdom - 16.5%
  ASDA Group PLC (Supermarkets)                                       1,039,000           $  2,795,108
  Avis Europe PLC (Auto Rental)##                                       367,000                951,764
  British Aerospace PLC (Aerospace and Defense)                         106,000              2,884,626
  British Petroleum PLC (Oils)                                          139,025              1,896,357
  Carlton Communicatons PLC (Broadcasting)                              221,640              1,692,652
  Corporate Services Group PLC (Business Services)                      257,000                895,872
  Grand Metropolitan PLC (Food and Beverage Products)                   120,000              1,089,212
  Kwik-Fit Holdings PLC (Automotive Repair Centers)                     238,000              1,310,590
  Lloyds TSB Group PLC (Banks and Credit Cos.)                          134,000              1,523,179
  PowerGen PLC (Utilities - Electric)                                   191,000              2,458,969
  Tomkins PLC (Conglomerate)                                            309,700              1,569,820
                                                                                          ------------
                                                                                          $ 19,068,149
------------------------------------------------------------------------------------------------------
Venezuela - 0.9%
  Compania Anonima Nacional Telefonos de Venezuela, ADR
    (Telecommunications)                                                 26,800           $  1,058,600
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $111,452,055)                                              $112,536,026
------------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.7%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
  General Electric Capital Corp., due 12/01/97, at
    Amortized Cost                                                       $1,945           $  1,945,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $113,397,055)                                         $114,481,026
Other Assets, Less Liabilities - 0.8%                                                          967,139
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $115,448,165
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.
See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
NOVEMBER 30, 1997
-------------------------------------------------------------------------------

Assets:
  Investments, at value (identified cost, $113,397,055)       $114,481,026
  Foreign currency, at value (identified cost, $132,795)           130,157
  Net receivable for forward foreign currency exchange
    contracts sold                                               2,022,588
  Receivable for Fund shares sold                                  153,995
  Receivable for investments sold                                  753,598
  Interest and dividends receivable                                234,956
  Deferred organization expenses                                    16,514
                                                              ------------
      Total assets                                            $117,792,834
                                                              ------------

Liabilities:
  Cash overdraft                                              $    375,696
  Payable for Fund shares reacquired                               113,481
  Payable for investments purchased                                443,727
  Net payable for forward foreign currency exchange
    contracts purchased                                          1,214,134
  Payable to affiliates -
    Management fee                                                  12,266
    Shareholder servicing agent fee                                  1,636
    Distribution fee                                                64,164
  Accrued expenses and other liabilities                           119,565
                                                              ------------
      Total liabilities                                       $  2,344,669
                                                              ------------
Net assets                                                    $115,448,165
                                                              ============
Net assets consist of:
  Paid-in capital                                             $113,294,058
  Unrealized appreciation on investments of assets and
    liabilities in foreign currencies                            1,884,671
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                1,421,655
  Accumulated net investment loss                               (1,152,219)
                                                              ------------
      Total                                                   $115,448,165
                                                              ============
Shares of beneficial interest outstanding                      7,203,345
                                                               =========
Class A shares:
  Net asset value per share
    (net assets of $54,076,151 / 3,361,101 shares of
     beneficial interest outstanding)                            $16.09
                                                                 ======
  Offering price per share (100 / 95.25) of net asset value
    per share                                                    $16.89
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $58,397,366 / 3,655,451 shares of
     beneficial interest outstanding)                            $15.98
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $2,890,337 / 181,578 shares of
     beneficial interest outstanding)                            $15.92
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $84,311 / 5,215 shares of beneficial
    interest outstanding)                                        $16.17
                                                                 ------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 1997
-------------------------------------------------------------------------------
Net Investment income:
 Income -
  Interest                                                         $    216,207
  Dividends                                                           1,034,834
  Foreign taxes withheld                                               (117,280)
                                                                   ------------
      Total investment income                                      $  1,133,761
                                                                   ------------
  Expenses -
    Management fee                                                 $    621,528
    Trustees' compensation                                               12,613
    Shareholder servicing agent fee                                      82,870
    Distribution and service fee (Class A)                              146,519
    Distribution and service fee (Class B)                              328,660
    Distribution and service fee (Class C)                               15,577
    Administration expense                                                9,562
    Custodian fee                                                        61,387
    Printing                                                             51,436
    Auditing fees                                                        29,405
    Postage                                                              13,621
    Legal fees                                                              266
    Amortization of organization expenses                                 3,041
    Miscellaneous                                                        88,630
                                                                   ------------
      Total expenses                                               $  1,465,115
    Fees paid indirectly                                                 (6,655)
                                                                   ------------
      Net expenses                                                 $  1,458,460
                                                                   ------------
        Net investment loss                                        $   (324,699)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $  5,285,898
    Foreign currency transactions                                       916,046
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $  6,201,944
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $(11,500,049)
    Translation of assets and liabilities in foreign currencies        (290,488)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(11,790,537)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (5,588,593)
                                                                   ------------
          Decrease in net assets from operations                   $ (5,913,292)
                                                                   ============
See notes to financial statements


Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED
                                                           NOVEMBER 30, 1997                    YEAR ENDED
                                                                 (UNAUDITED)                  MAY 31, 1997
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $   (324,699)                 $   (169,937)
  Net realized gain (loss) on investments and foreign
    currency transactions                                          6,201,944                    (4,938,715)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (11,790,537)                    8,223,128
                                                                ------------                  ------------
    Increase (decrease) in net assets from operations           $ (5,913,292)                 $  3,114,476
                                                                ------------                  ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)
                                                                $    --                       $   (469,661)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                  --                           (305,586)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  --                            (14,849)
                                                                ------------                  ------------
    Total distributions declared to shareholders                $    --                       $   (790,096)
                                                                ------------                  ------------
Fund share (principal) transactions -
  Net increase in net assets from Fund share transactions       $   (888,444)                 $ 35,178,737
                                                                ------------                  ------------
      Total increase (decrease) in net assets                   $ (6,801,736)                 $ 37,503,117
Net assets:
  At beginning of period                                         122,249,901                    84,746,784
                                                                ------------                  ------------
  At end of period (including accumulated net investment
    loss of $1,152,219 and $367,494, respectively)              $115,448,165                  $122,249,901
                                                                ============                  ============

See notes to financial statements


Financial Highlights
----------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED             YEAR ENDED MAY 31,
                                                         NOVEMBER 30, 1997       -------------------------------
                                                               (UNAUDITED)              1997          1996*
----------------------------------------------------------------------------------------------------------------
                                                                   CLASS A
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $16.90            $16.71        $15.00
                                                                    ------            ------        ------
Income from investment operations# -
  Net investment income (loss)                                      $(0.01)           $ 0.02        $ 0.03
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                    (0.80)             0.32          1.69
                                                                    ------            ------        ------
      Total from investment operations                              $(0.81)           $ 0.34        $ 1.72
                                                                    ------            ------        ------
Less distributions declared to shareholders -
  From net investment income                                        $  --             $  --         $(0.01)
  From net realized gain on investments and foreign currency
    transactions                                                       --              (0.15)          --
                                                                    ------            ------        ------
      Total distributions declared to shareholders                  $  --             $(0.15)       $(0.01)
                                                                    ------            ------        ------
Net asset value - end of period                                     $16.09            $16.90        $16.71
                                                                    ======            ======        ======
Total return(+)                                                    (4.85)%++           2.13%        11.43%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                         2.03%+            1.99%         2.24%+
  Net investment income (loss)                                     (0.24)%+            0.13%         0.24%+
Portfolio turnover                                                    185%               53%           11%
Average commission rate                                            $0.0089           $0.0069       $0.0107
Net assets at end of period (000 omitted)                          $54,076           $56,810       $41,483

  * For the period from the commencement of investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements


Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED             YEAR ENDED MAY 31,
                                                         NOVEMBER 30, 1997       -------------------------------
                                                               (UNAUDITED)              1997          1996*
----------------------------------------------------------------------------------------------------------------
                                                                   CLASS B
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $16.82            $16.66        $15.00
                                                                    ------            ------        ------
Income from investment operations# -
  Net investment loss                                               $(0.08)           $(0.07)       $(0.03)
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                (0.76)             0.31          1.69
                                                                    ------            ------        ------
      Total from investment operations                              $(0.84)           $ 0.24        $ 1.66
                                                                    ------            ------        ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency transactions    $  --             $(0.08)       $  --
                                                                    ------            ------        ------
Net asset value - end of period                                     $15.98            $16.82        $16.66
                                                                    ======            ======        ======
Total return                                                       (5.05)%++           1.56%        11.07%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                         2.53%+            2.53%         2.85%+
  Net investment loss                                              (0.74)%+          (0.42)%       (0.31)%+
Portfolio turnover                                                    185%               53%           11%
Average commission rate                                            $0.0089           $0.0069       $0.0107
Net assets at end of period (000 omitted)                          $58,397           $62,958       $43,264

 * For the period from the commencement of investment operations, October 24, 1995, through May 31, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements


Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                               NOVEMBER 30, 1997              PERIOD ENDED
                                                                     (UNAUDITED)              MAY 31, 1997**
----------------------------------------------------------------------------------------------------------
                                                                         CLASS C
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $16.76                    $16.83
                                                                          ------                    ------
Income from investment operations# -
  Net investment loss                                                     $(0.09)                   $(0.04)
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                          (0.75)                     0.15
                                                                          ------                    ------
      Total from investment operations                                    $(0.84)                   $ 0.11
                                                                          ------                    ------
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency transactions                        $  --                     $(0.18)
                                                                          ------                    ------
Net asset value - end of period                                           $15.92                    $16.76
                                                                          ======                    ======
Total return                                                             (5.07)%++                   0.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               2.53%+                    2.50%+
  Net investment loss                                                    (0.83)%+                  (0.27)%+
Portfolio turnover                                                          185%                       53%
Average commission rate                                                  $0.0089                   $0.0069
Net assets, end of period (000 omitted)                                 $  2,890                  $  2,397

** For the period from the inception of Class C shares, July 1, 1996, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements


Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                               NOVEMBER 30, 1997              PERIOD ENDED
                                                                     (UNAUDITED)              MAY 31, 1997***
-----------------------------------------------------------------------------------------------------------------
                                                                         CLASS I
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $16.94                    $15.90
                                                                          ------                    ------
Income from investment operations# -
  Net investment income                                                   $ 0.01                    $ 0.11
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                          (0.79)                     0.93
                                                                          ------                    ------
      Total from investment operations                                    $(0.78)                   $ 1.04
                                                                          ------                    ------
Net asset value - end of period                                           $16.16                    $16.94
                                                                          ======                    ======
Total return                                                             (4.60)%++                   6.54%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               1.53%+                    1.52%+
  Net investment income                                                    0.24%+                    1.40%+
Portfolio turnover                                                          185%                       53%
Average commission rate                                                  $0.0089                   $0.0069
Net assets, end of period (000 omitted)                                    $  84                     $  84

*** For the period from the inception of Class I shares, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International Growth Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of .975% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $3,527 for the six months ended November 30, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $101,528 for the six months ended November 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $14,113 for the six months ended November 30, 1997. Fees incurred under the distribution plan during the six months ended November 30, 1997, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $9,696 and $136 for Class B and Class C shares, respectively, for the six months ended November 30, 1997. Fees incurred under the distribution plans during the six months ended November 30, 1997, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 1997, were $1,262, $94,835, and $55,476 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $217,084,947 and $218,815,183, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $113,397,055
                                                                 ------------
Gross unrealized appreciation                                    $  8,791,297
Gross unrealized depreciation                                      (7,707,326)
                                                                 ------------
    Net unrealized appreciation                                  $  1,083,971
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                  SIX MONTHS ENDED NOVEMBER 30, 1997             YEAR ENDED MAY 31, 1997
                                  ----------------------------------           --------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             1,437,393       $ 24,630,724        3,428,135       $ 55,431,605
Shares issued to shareholders in         --                --
  reinvestment of distributions
                                                                               36,196            576,007
Shares Transferred to Class I            --                --

                                                                               (1,308)           (20,795)
Shares reacquired                      (1,437,446)       (24,736,999)      (2,584,373)       (41,727,368)
                                        ---------       ------------        ---------       ------------
    Net increase                              (53)      $   (106,275)         878,650       $ 14,259,449
                                        =========       ============        =========       ============

Class B Shares

                                  SIX MONTHS ENDED NOVEMBER 30, 1997             YEAR ENDED MAY 31, 1997
                                  ----------------------------------           --------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             2,057,694      $  35,401,445        4,424,042      $  71,166,884
Shares issued to shareholders in         --                --
  reinvestment of distributions
                                                                               15,231            240,644
Shares reacquired                      (2,144,238)       (36,869,974)      (3,294,305)       (52,883,159)
                                        ---------       ------------        ---------       ------------
    Net increase (decrease)               (86,544)     $  (1,468,529)       1,144,968      $  18,524,369
                                        =========       ============        =========       ============

Class C Shares

                                  SIX MONTHS ENDED NOVEMBER 30, 1997             YEAR ENDED MAY 31, 1997
                                  ----------------------------------           --------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               110,178       $  1,869,099          174,418       $  2,818,920
Shares issued to shareholders in
  reinvestment of distributions               --                 --               852             13,410
Shares reacquired                         (71,594)        (1,186,950)         (32,276)          (516,669)
                                        ---------       ------------        ---------       ------------
    Net increase                           38,584       $    682,149          142,994       $  2,315,661
                                        =========       ============        =========       ============

Class I Shares

                                  SIX MONTHS ENDED NOVEMBER 30, 1997           PERIOD ENDED MAY 31, 1997*
                                  ----------------------------------           --------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                   305       $      5,404            3,673       $     58,463
Shares transferred from Class A               --                 --             1,308             20,795
Shares reacquired                             (71)            (1,193)             --                 --
                                        ---------       ------------        ---------       ------------
    Net increase                              234       $      4,211            4,981       $     79,258
                                        =========       ============        =========       ============
*For the period from the inception of Class I shares, January 2, 1997 through May 31, 1997.

(7) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended November 30, 1997, was $372.

(8) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments are forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
                                                                                                                NET UNREALIZED
                                                              CONTRACTS TO                         CONTRACTS      APPRECIATION
                                     SETTLEMENT DATE       DELIVER/RECEIVE    IN EXCHANGE FOR       AT VALUE    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Sales                                        3/16/98  FRF       36,200,000          6,294,229      6,170,290       $   123,939
                                             3/16/98  JPY    1,580,000,000         14,486,509     12,587,860         1,898,649
                                                                                   ----------     ----------       -----------
                                                                                   20,780,738     18,758,150       $ 2,022,588
                                                                                   ==========     ==========       ===========
Purchases
                                             3/16/98  FRF       36,200,000          5,919,095      6,170,290       $   251,195
                                             3/16/98  JPY    1,580,000,000         14,053,189     12,587,860        (1,465,329)
                                                                                   ----------     ----------       -----------
                                                                                   19,972,284     18,758,150       $(1,214,134)
                                                                                   ==========     ==========       ===========

At November 30, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Abbreviations have been used throughout the report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

                 FRF = French Francs      JPY = Japanese Yen
(9) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1997, the Fund owned the following restricted securities (constituting 0.4% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                      DATE OF        SHARE/PAR
DESCRIPTION                                       ACQUISITION           AMOUNT          COST         VALUE
------------------------------------------------------------------------------------------------------------
Bank Handlowy Warszawie S.A.                           7/3/97            3,570      $ 44,724      $ 41,911
Hong Leong Finance Ltd.                               9/11/97          320,000       419,625       446,511
Santa Isabel S.A.                                     10/2/97            1,106       $23,534        20,254
                                                                                                  --------
                                                                                                  $508,676
                                                                                                  ========

                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) International Growth Fund

TRUSTEES                                CUSTODIAN
A. Keith Brodkin* - Chairman and        State Street Bank and Trust Company
President; Chairman and Director,
Massachusetts Financial Services        INVESTOR INFORMATION
Company                                 For MFS stock and bond market outlooks,
                                        call toll free: 1-800-637-4458 anytime
Richard B. Bailey* - Private            from a touch-tone telephone.
Investor; Former Chairman and
Director (until 1991), Massachusetts    For information on MFS mutual funds,
Financial Services Company              call your financial adviser or, for an
                                        information kit, call toll free:
Peter G. Harwood - Private Investor     1-800-637-2929 any business day from 9
                                        a.m. to 5 p.m. Eastern time (or leave a
J. Atwood Ives - Chairman and Chief     message anytime).
Executive Officer, Eastern
Enterprises                             INVESTOR SERVICE
                                        MFS Service Center, Inc.
Lawrence T. Perera - Partner,           P.O. Box 2281
Hemenway & Barnes                       Boston, MA 02107-9906

William J. Poorvu - Adjunct             For general information, call toll free:
Professor, Harvard University           1-800-225-2606 any business day from 8
Graduate School of Business             a.m. to 8 p.m. Eastern time.
Administration
                                        For service to speech- or
Charles W. Schmidt - Private Investor   hearing-impaired, call toll free:
                                        1-800-637-6576 any business day from 9
Arnold D. Scott* - Senior Executive     a.m. to 5 p.m. Eastern time. (To use
Vice President, Director and            this service, your phone must be
Secretary, Massachusetts Financial      equipped with a Telecommunications
Services Company                        Device for the Deaf.)

Jeffrey L. Shames* - President and      For share prices, account balances, and
Director, Massachusetts Financial       exchanges, call toll free:
Services Company                        1-800-MFS-TALK (1-800-637-8255) anytime
                                        from a touch-tone telephone.
Elaine R. Smith - Independent
Consultant                              WORLD WIDE WEB
                                        www.mfs.com
David B. Stone - Chairman, North
American Management Corp.
(investment advisers)                   [Dalbar Logo]       For the fourth year
                                                            in a row, MFS earned
INVESTMENT ADVISER                      a #1 ranking in the DALBAR, Inc.
Massachusetts Financial Services        Broker/Dealer Survey, Main Office
  Company                               Operations Service Quality Category. The
500 Boylston Street                     firm achieved a 3.42 overall score on a
Boston, MA 02116-3741                   scale of 1 to 4 in the 1997 survey. A
                                        total of 111 firms responded, offering
DISTRIBUTOR                             input on the quality of service they
MFS Fund Distributors, Inc.             received from 29 mutual fund companies
500 Boylston Street                     nationwide. The survey contained
Boston, MA 02116-3741                   questions about service quality in 11
                                        categories, including "knowledge of
PORTFOLIO MANAGER                       operations contact," "keeping you
David R. Mannheim*                      informed," and "ease of doing business"
                                        with the firm.
TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*
*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) INTERNATIONAL                                       BULK RATE
GROWTH FUND                                               U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


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